================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 22, 1999



                              INLAND RESOURCES INC.
             (Exact Name of Registrant as Specified in its Charter)


                Washington                            0-16487                       91-1307042
       (State or Other Jurisdiction                 (Commission                  (I.R.S. Employer
            of Incorporation)                       File Number)                Identification No.)


             410 17th Street
                Suite 700                                                              80202
             Denver, Colorado                                                        (Zip Code)
 (Address of Principal Executive Offices)





       Registrant's telephone number, including area code: (303) 893-0102


================================================================================

ITEM 5.  OTHER EVENTS.

         On April 17, 1999, the Registrant executed an amendment to a non-binding letter of intent with Flying J Inc. and Smith Management LLC. A copy of the amendment is attached as Exhibit 99.1.



ITEM 7.  EXHIBITS.

         The following documents are filed as part of this report.

                  c)       Exhibits

                           99.1 Amendment dated April 17, 1999 to Letter of Intent dated January 18, 1999 among Inland Resources Inc., Flying J Inc. and Smith Management LLC

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INLAND RESOURCES INC.



Date: April 22, 1999                    By:   /s/ MICHAEL J. STEVENS
                                             -----------------------------------
                                              Michael J. Stevens
                                              Vice President, Secretary and
                                              Treasurer

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

  99.1          Amendment to Letter of Intent